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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 23, 2003

                                   ----------

                            COMMERCIAL METALS COMPANY
             (Exact name of registrant as specified in its charter)


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
           DELAWARE                                 1-4304                              75-0725338
(State or other jurisdiction of            (Commission File Number)                  (I.R.S. Employer
        incorporation)                                                             Identification No.)

    6565 N. MACARTHUR BLVD.                                                               75039
         IRVING, TEXAS                                                                  (Zip Code)
     (Address of principal
      executive offices)
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       Registrant's telephone number, including area code: (214) 689-4300





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ITEM 5. OTHER EVENTS.

         On December 23, 2003, Commercial Metals Company announced that it had acquired Lofland Acquisition, Inc. the sole stockholder of The Lofland Company and subsidiaries which operate steel reinforcing bar fabrication and construction-related products sales facilities. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference under Item 5.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)   Exhibits

               99.1   Press Release dated December 23, 2003.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               COMMERCIAL METALS COMPANY


                               By:    /s/ William B. Larson
                                      ------------------------------------------
                               Name:  William B. Larson
                               Title: Vice President and Chief Financial Officer

Date: December 29, 2003


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                                  EXHIBIT INDEX

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
Exhibit No.                Description of Exhibit
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

99.1                       Press Release dated December 23, 2003.
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